As filed with the Securities and Exchange Commission on August 8, 2014

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22499

The Cushing Renaissance Fund

(Exact name of registrant as specified in charter)

8117 Preston Road, Suite 440, Dallas, TX 75225

(Address of principal executive offices) (Zip code)

Jerry V. Swank

8117 Preston Road, Suite 440, Dallas, TX 75225

(Name and address of agent for service)

214-692-6334

Registrant’s telephone number, including area code

Date of fiscal year end: November 30

Date of reporting period: May 31, 2014

Item 1. Reports to Stockholders.

Semi-Annual Report

May 31, 2014

THE CUSHING® RENAISSANCE FUND

Investment Adviser Cushing® Asset Management, LP 8117 Preston Road Suite 440 Dallas, TX 75225 (214) 692-6334 (888) 777-2346 www.cushingcef.com www.swankcapital.com

The Cushing® Renaissance Fund

Shareholder Letter

Dear Fellow Shareholder,

The Cushing® Renaissance Fund (the “Fund”) generated positive returns for shareholders in the first half of its fiscal year. Net asset value (“NAV”) increased 12.9% during the first half of the fiscal year and, including reinvested dividends, the Fund returned 16.6% on an NAV basis.

In the first half of the fiscal year, the broader equity markets continued 2013’s upward momentum, with the S&P 500 Index’s approximate 7.62% return, including dividends. The market seemed to be in a “sweet spot” with the broad trends in economic data signaling improvement and the Federal Reserve signaling that interest rates will stay lower for longer.

Indicators for the sectors we monitor were rather volatile in the first half of the fiscal year: the price of natural gas went from $4.00/MMBtu to over $6.00/MMBtu and back to about $4.50/MMBtu in that timeframe due to the so-called “Polar Vortex” winter weather; crude oil prices started at $94/bbl., fell to $92/bbl., and rallied to nearly $103/bbl. at the end of May due largely to escalations in conflicts in Syria and Iraq. Refining margins generally trended lower with the strength in crude oil and pockets of weakness in refined product prices while petrochemical cracking margins were higher as historically, the price of outputs tends to follow oil and feedstock cost tends to follow natural gas.

Although not a predictor of future performance, the Fund’s last four quarterly distributions have remained stable at $0.41 per share, or a 5.8% annual yield based on the May 30th closing market price.

Fund Performance

As mentioned above, the Fund delivered a NAV total return (equal to the change in net asset value per share plus the reinvested cash distribution paid during the period) of 16.6%, versus total returns of 11.2% for the S&P North American Natural Resources Sector Index (Total Return) and 7.6% for the S&P 500 Index (Total Return). The largest individual contributors to the Fund’s performance for the period were Phillips 66 Partners, LP (NYSE: PSXP), LyondellBassell Industries NV (NYSE: LYB), and United Rentals, Inc (NYSE: URI). PSXP went public in August 2013 and benefited from a larger than expected initial drop-down from its parent company as well as an upward revision to the value of assets its parent has available for future drop-downs. LYB experienced higher core petrochemical margins as well as a rebound in profitability at its Houston refining complex. URI benefitted from improving rental rates and the acquisition of National Pump, a specialty pump rental company. The largest detractors from the Fund’s performance were Chart Industries Inc. (NASDAQ: GTLS), Kansas City Southern (NYSE: KSU), and Hornbeck Offshore Services, Inc (NYSE: HOS). GTLS underperformed because of lower than expected sales of biomedical products in North America. KSU was down because of revision in their long term earnings growth target due to auto plant delays in Mexico. HOS suffered from a declining offshore drilling environment, as the large independent oil companies increasingly focused spending onshore.

Outlook

As usual, there was plenty to digest during first half of 2014. Overall, market attention in the first six months was focused on slowing growth in China, rapidly escalating tensions related to Russia/Crimea and in the Middle East, the impact of severe winter weather on our domestic economy, and Janet Yellen’s first testimony as Fed Chair.

The Energy Renaissance continues and the Manufacturing Renaissance is now visible We continue to believe the impact of bountiful oil and natural gas supplies is structural and not cyclical. To point out a few high level statistics, according to RBN Energy (referencing, in part, data from the U.S. Energy Information Administration)1, U.S. natural gas production has increased 40% since 2005, natural gas liquids (“NGL”) output from processing plants has increased 40% since 2009 and crude oil production has increased 56% since 2011. Sandy Fielden at RBN Energy LLC1, writes “Make no mistake about it. The U.S. is at the doorstep of that long sought-after goal of energy independence – where the country can produce all the energy that it uses.” We believe this trend will play out over the next many decades, and we are just in the beginning of the resurgence of industrial America. We recently re-visited the Lake Jackson, Texas area to physically monitor the activity being triggered by this first leg of the U.S. Energy Renaissance. What used to be an economy dependent on Dow Chemical’s well-being is now a growing industrial belt strategically located at an export location that will open the Gulf Coast to Asia once the Panama Canal is expanded. We were also encouraged to see companies throughout the U.S. Energy Renaissance value chain (chemicals, industrial, engineering and construction, transportation, oil and gas services, ports and shipping, utilities, etc.) in action at these sites during the visit. In most cases, these are companies that are under-followed by Wall Street and, we believe, under-owned by the buy-side. As an extension of this due diligence trip, we also met with the senior management of a steel manufacturer with a high market share in the Sun Belt. The feedback was the same: projects have progressed from the board rooms to the drawing boards and, in some cases, companies have already broken ground (as an example, CP Chem, a Phillips 66 joint venture with Chevron, recently started their construction of an ethane cracker in Baytown, TX). In addition, there are more projects on the way (e.g. Shintech, the U.S. subsidiary of Tokyo-based Shin-Etsu Chemical recently announced that they have applied for a permit to build a new ethane cracker in Louisiana and U.S. Steel is requesting permits to convert their Fairfield, Alabama plant from a traditional blast furnace to a natural gas powered electric arc furnace). In other words, the real financial and economic impact of these projects is yet to be seen, which adds support to our thesis that we are in the very early innings of what could be a multi decade investment opportunity.

Energy Monetization continues and now the DOE is on board: One of the major themes developing is investment opportunities in the liquefied natural gas (“LNG”) supply chain, particularly on the downstream side. The U.S. Department of Energy (“DOE”) approved two more LNG facilities, each with 2.5/bcfpd capacity, for global export and Chevron was awarded a ~$5bn construction contract for their British Columbia based Kitimat facility in 1Q 2014.2 U.S. LNG export capacity now stands at seven terminals, for a total of 9.3/bcfpd capacity; this compares to the global LNG supply of 32.2/bcfpd in 2013.3 The new approvals are for Cameron LNG in Hackberry, Louisiana and Jordan Cove Energy in Coos Bay, Oregon. The latter is the first West Coast facility in the U.S. to gain approval and is, along with Kitimat, expected to use natural gas from Canadian shales.4 The cost to build the seven DOE-approved facilities in the U.S. plus Kitimat is expected to be approximately $58 billion, and will require additional infrastructure like pipelines and ships that will add to the headline cost.5 Cheniere Energy is the first mover in LNG terminal business and, according to Cheniere, construction

[1]	“The Future’s So Bright, I Gotta Wear Shades.” RBN Energy LLC. February 17, 2014.
[2]	“CBI — Quick Alert: Notable Downstream Contract for CBI.” KeyBanc Capital Markets, January 13, 2014
[3]	“Energy Insights: The Coming of American LNG.” RBC Capital Markets, March 26, 2014
[4]	Veresen Inc Press Release, March 24th, 2014
[5]	Chinere Energy Analyst Day Slides, April 7, 2014; “E&C 2Q14 Outlook.” Stifel Nicolaus & Co, April 16, 2014; “CBI — Quick Alert: Notable Downstream Contract for CBI.” KeyBanc Capital Markets, January 13, 2014

on the first U.S. export facility indicates an on time open in late 20156. In April 2014, Cheniere inked their eighth international supply agreement with the Spanish utility company Endesa for 2.25 metric tons of LNG per year over 20 years at a price of LNG at 115% of Henry Hub. This was followed by similar 20 year agreements with Iberdrola and Woodside.7 We do not intend to overload you with all this data, but want you to have a better understanding of our conclusion that the U.S. Energy Renaissance is moving in the right direction and the required investment curve is on the upward trajectory. We have seen the equities linked to the transportation of LNG react positively to these announcements which, we believe, substantiates our thesis that the investment opportunity in the U.S. Energy Renaissance lies more in the midstream and downstream sectors than upstream. Just within this LNG theme, we expect the industrial companies that provide the equipment and services of the build out to benefit once the projects break ground.

The U.S. energy, industrial, and manufacturing Renaissance is a unique secular growth opportunity, the benefits of which, we believe, are just starting to be felt. In closing, we at Swank Capital, LLC and Cushing® Asset Management truly appreciate your support and we look forward to continuing to help you achieve your investment goals.

Sincerely,

Jerry V. Swank	Daniel L. Spears
Chairman and Chief Executive Officer	President

Opinions expressed above are subject to change at any time, are not guaranteed and should not be considered investment advice.

The information in this report is not a complete analysis of every aspect of any market, sector, industry, security or the Fund itself. Statements of fact are from sources considered reliable, but the Fund makes no representation or warranty as to their completeness or accuracy. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. Please refer to the Schedule of Investments for a complete list of Fund holdings.

Past performance does not guarantee future results. Investment return, net asset value and common share market price will fluctuate so that you may have a gain or loss when you sell shares. Since the Fund is a closed-end management investment company, shares of the Fund may trade at a discount or premium from net asset value. This characteristic is separate and distinct from the risk that net asset value could decrease as a result of investment activities and may be a greater risk to investors expecting to sell their shares after a short time. The Fund cannot predict whether shares will trade at, above or below net asset value. The Fund should not be viewed as a vehicle for trading purposes. It is designed primarily for risk-tolerant long-term investors.

The S&P North American Natural Resources Sector Index measures the performance of U.S. traded natural resources related stocks. The S&P 500 Index is an unmanaged index of common stocks that is frequently used as a general measure of stock market performance. Neither of these indices includes fees or expenses. It is not possible to invest directly in an index

[6]	Chinere Energy May 2014 Corporate Presentation
[7]	Chinere Energy Statements, April 7, 2014; May 30, 2014; June 30, 2014

The Cushing® Renaissance Fund

Allocation of Portfolio Assets (Unaudited)

May 31, 2014

(Expressed as a Percentage of Total Investments)

(1)	Fund holdings and sector allocations are subject to change and there is no assurance that the Fund will continue to hold any particular security.
(2)	Master Limited Partnerships and Related Companies
(3)	Senior Notes
(4)	Common Stock

The Cushing® Renaissance Fund

Key Financial Data (Supplemental Unaudited Information)

The Information presented below regarding Distributable Cash Flow is supplemental non-GAAP financial information, which we believe is meaningful to understanding our operating performance. Supplemental non-GAAP measures should be read in conjunction with our full financial statements.

	Period from December 1, 2013 through May 31, 2014	Fiscal Year Ended 11/30/13	Period from September 25, 2012 through November 30, 2012
FINANCIAL DATA
Total income from investments
Distributions received from MLPs	$1,841,821	$3,543,855	$444,806
Dividends from common stock, net of foreign taxes withheld	1,271,123	2,108,438	407,243
Interest income	1,417,866	2,611,738	98,905

Total income from investments	$4,530,810	$8,264,031	$950,954
Advisory fee and operating expenses
Advisory fees, less expenses waived by Adviser	$1,320,343	$1,951,299	$242,764
Operating expenses (a)	224,619	533,110	236,794
Leverage costs	135,084	251,755	0
Other	2,706	4,944	250

Total advisory fees and operating expenses	$1,682,752	$2,741,108	$479,808
Distributable Cash Flow (DCF) (b)	$2,848,058	$5,522,923	$471,146
Distributions paid on common stock	$4,964,435	$8,960,199	$0
Distributions paid on common stock per share	$0.82	$1.48	$0.00
Distribution Coverage Ratio
Before advisory fee and operating expenses	0.9 x	0.9 x	0.0 x
After advisory fee and operating expenses	0.6 x	0.6 x	0.0 x
OTHER FUND DATA (end of period)
Total Assets, end of period	227,885,377	191,388,953	149,337,184
Unrealized appreciation (depreciation)	47,778,496	23,272,117	(255,691)
Short-term borrowings	39,873,053	24,659,062	0
Short-term borrowings as a percent of total assets	17%	13%	0%
Net Assets, end of period	187,666,386	166,240,231	143,850,293
Net Asset Value per common share	$31.00	$27.46	$23.76
Market Value per share	$28.08	$24.30	$23.41
Market Capitalization	$170,001,599	$147,116,768	$141,728,541
Shares Outstanding	6,054,188	6,054,188	6,054,188

(a)	Excludes expenses related to capital raising
(b)	"Net Investment Income" on the Statement of Operations is adjusted as follows to reconcile to Distributable Cash Flow: increased by the return of capital on MLP distributions and offering expenses.

The Cushing® Renaissance Fund

Schedule of Investments (Unaudited)	May 31, 2014

COMMON STOCK — 61.3%(1)	Shares	Fair Value
Chemicals — 11.2%(1)
Netherlands — 4.9%(1)
LyondellBasell Industries NV(2)	92,538	$9,214,008
United States — 6.3%(1)
The Dow Chemical Company(2)	81,000	4,221,720
E.I. du Pont de Nemours and Company(2)	40,000	2,772,400
Westlake Chemical Corp.	60,000	4,851,000

		21,059,128

Engineering & Construction — 3.6%(1)
Netherlands — 2.1%(1)
Chicago Bridge & Iron Co.(2)	49,000	3,988,600
United States — 1.5%(1)
Jacobs Energy Group Inc.(3)	15,000	826,050
Quanta Services, Inc.(3)	55,000	1,867,250

		6,681,900

Exploration & Production — 2.6%(1)
United States — 2.6%(1)
Cabot Oil & Gas Corporation	35,000	1,268,400
EOG Resources, Inc.	9,400	994,520
Occidental Petroleum Corporation	20,000	1,993,800
RSP Permian, Inc.(3)	25,000	675,000

		4,931,720

Industrials — 8.6%(1)
United States — 8.6%(1)
Flowserve Corporation	15,000	1,106,100
Fluor Corporation	35,100	2,635,309
MRC Global Inc.(3)	65,000	1,871,350
Trinity Industrials, Inc.	46,800	4,049,604
United Rentals, Inc.(3)	63,500	6,416,675

		16,079,038

Integrated Oil — 1.7%(1)
Netherlands — 1.7%(1)
Royal Dutch Shell PLC	39,500	3,104,700

Machinery — 0.8%(1)
United States — 0.8%(1)
Wabtec Corporation	20,000	1,574,800

Manufacturing — 2.3%(1)
United States — 2.3%(1)
Dresser-Rand Group Inc.(3)	25,000	1,530,000
GreenBrier Companies Inc.(3)	50,000	2,775,000

		4,305,000

Oil and Gas Services — 4.5%(1)
Bermuda — 3.2%(1)
Seadrill Limited	160,000	6,080,000
United States — 1.3%(1)
Cameron International Corporation(3)	30,000	1,918,500
Patterson UTI Energy, Inc.	15,000	496,350

		8,494,850

See Accompanying Notes to the Financial Statements.

The Cushing® Renaissance Fund

Schedule of Investments (Unaudited)	May 31, 2014 — (Continued)

COMMON STOCK — (Continued)	Shares	Fair Value
Refining — 9.3%(1)
United States — 9.3%(1)
HollyFrontier Corporation	30,000	$1,477,500
Marathon Petroleum Corporation(2)	48,100	4,299,659
Phillips 66(2)	71,500	6,062,485
Tesoro Corporation	50,000	2,810,000
Western Refining Inc.	70,000	2,871,400

		17,521,044

Transportation — 11.8%(1)
Bermuda — 3.4%(1)
Gaslog Ltd.	175,677	4,102,058
Golar LNG Ltd.	50,000	2,327,500
Canada — 0.6%(1)
Canadian Pacific Royalty Limited	7,200	1,206,144
Marshall Islands — 3.8%(1)
Ardmore Shipping Corporation	170,854	2,376,579
Dorian LPG, Ltd.(3)	65,005	1,320,251
Navigator Holdings Limited(3)	91,000	2,233,140
Teekay Corporation	20,000	1,157,000
United States — 4.0%(1)
Genesee & Wyoming Inc.(3)	19,500	1,898,325
Kirby Corp.(3)	34,000	3,758,700
Quality Distribution Inc.(3)	20,000	287,800
Swift Trasportation Co.(3)	60,000	1,485,600

		22,153,097

Utilities — 4.9%(1)
United States — 4.9%(1)
Duke Energy Corporation	22,000	1,563,760
PG&E Corp.	30,000	1,376,100
PPL Corp. (2)	100,000	3,509,000
The Southern Company	60,500	2,648,690

		9,097,550

Total Common Stock (Cost $85,326,299)		$115,002,827

MASTER LIMITED PARTNERSHIPS AND RELATED COMPANIES — 31.9%(1)
Crude Oil & Refined Products — 10.4%(1)
United States — 10.4%(1)
Cheniere Energy Partners, L.P.(2)	230,000	$7,866,000
Phillips 66 Partners, L.P.(2)	124,870	7,560,879
Tesoro Logistics Partners, L.P.	30,100	2,097,970
World Point Terminals, L.P.	101,000	2,026,060

		19,550,909

Materials — 0.7%(1)
United States — 0.7%(1)
OCI Partners, L.P.	65,000	1,279,200

Natural Gas Gatherers & Processors — 1.3%(1)
United States — 1.3%(1)
QEP Midstream Partners, L.P.	103,700	2,507,466

Other — 1.4%(1)
Marshall Islands — 1.4%(1)
Seadrill Partners LLC	79,800	2,620,632

See Accompanying Notes to the Financial Statements.

The Cushing® Renaissance Fund

Schedule of Investments (Unaudited)	May 31, 2014 — (Continued)

MASTER LIMITED PARTNERSHIPS AND RELATED COMPANIES — (Continued)	Shares	Fair Value
Refining — 4.8%(1)
United States — 4.8%(1)
Calumet Specialty Products Partners, L.P.(2)	85,100	$2,703,627
Delek Logistics Partners, L.P.(2)	179,000	6,243,520

		8,947,147

Shipping — 9.4%(1)
Marshall Islands — 9.4%(1)
Capital Product Partners, L.P.(2)	426,000	4,566,720
Gaslog Partners, L.P.(3)	89,706	2,379,003
Knot Offshore Partners, L.P.	85,970	2,359,017
Navios Maritime Partners, L.P.	150,000	2,767,500
Teekay LNG Partners, L.P.	60,000	2,658,000
Teekay Offshore Partners, L.P.(2)	80,000	2,853,600

		17,583,840

Upstream — 3.9%(1)
United States — 3.9%(1)
Legacy Reserves, L.P.	93,000	2,734,200
Memorial Production Partners, L.P.	50,000	1,118,500
QR Energy, L.P.	195,000	3,494,400

		7,347,100

Total Master Limited Partnerships and Related Companies (Cost $42,813,312)		$59,836,294

SENIOR NOTES — 23.0%(1)	Principal Amount
Engineering & Construction — 2.9%(1)
United States — 2.9%(1)
Zachry Holdings Inc., 7.500%, due 02/01/2020(2)(4)	$5,000,000	$5,400,000

Exploration and Production — 11.6%(1)
United States — 11.6%(1)
Barrett Bill Corp., 7.000%, due 10/15/2022	4,750,000	5,035,000
Comstock Res Inc., 7.750%, due 04/01/2019	5,000,000	5,350,000
Denbury Res Inc., 4.625%, due 07/15/2023	4,000,000	3,870,000
Penn Va Corp., 8.500%, due 05/01/2020	3,000,000	3,348,750
Resolute Energy Corp., 8.500%, due 05/01/2020	2,000,000	2,085,000
Sanchez Energy Corp., 7.750%, due 06/15/2021(4)	2,000,000	2,150,000

		21,838,750

Metals & Mining — 2.3%(1)
United States — 2.3%(1)
Cliffs Natural Resources Inc., 6.250%, due 10/01/2040	5,000,000	4,343,290

Oil & Gas Services — 3.5%(1)
United States — 3.5%(1)
Key Energy SVCS Inc., 6.750%, due 03/01/2021	4,000,000	4,200,000
Northern Oil & Gas Inc., 8.000%, due 06/01/2020	2,250,000	2,401,875

		6,601,875

Pipeline — 0.6%(1)
United States — 0.6%(1)
Sabine Pass Liquefaction, LLC, 5.750%, due 05/15/2024(4)	1,000,000	1,028,750

See Accompanying Notes to the Financial Statements.

The Cushing® Renaissance Fund

Schedule of Investments (Unaudited)	May 31, 2014 — (Continued)

SENIOR NOTES — (Continued)	Principal Amount	Fair Value
Refining — 2.1%(1)
United States — 2.1%(1)
Western Refining Inc., 6.250%, due 04/01/2021	$3,750,000	$3,918,750

Total Senior Notes (Cost $42,052,429)		$43,131,415

SHORT-TERM INVESTMENTS — INVESTMENT COMPANIES — 0.0%(1)	Shares
United States — 0.0%(1)
AIM Short-Term Treasury Portfolio Fund — Institutional Class, 0.01%(5)	11,618	$11,618
Fidelity Government Portfolio Fund — Institutional Class, 0.01%(5)	11,618	11,618
Fidelity Money Market Portfolio — Institutional Class, 0.05%(5)	11,618	11,618
First American Government Obligations Fund — Class Z, 0.01%(5)	11,618	11,618
Invesco STIC Prime Portfolio, 0.01%(5)	11,617	11,617

Total Short-Term Investments (Cost $58,089)		$58,089

TOTAL INVESTMENTS — 116.2%(1) (Cost $170,250,129)		$218,028,625
Liabilities in Excess of Other Assets — (16.2)%(1)		(30,362,239)

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS — 100.0%(1)		$187,666,386

(1)	Calculated as a percentage of net assets applicable to common stockholders.

(2)	All or a portion of these securities are held as collateral pursuant to the loan agreements.

(3)	No distribution or dividend was made during the period ended May 31, 2014. As such, it is classified as a non-income producing security as of May 31, 2014.

(4)	Restricted security under Rule 144A under the Securities Act of 1933, as amended.

(5)	Rate reported is the current yield as of May 31, 2014.

See Accompanying Notes to the Financial Statements.

The Cushing® Renaissance Fund

Statement of Assets & Liabilities (Unaudited)

May 31, 2014

Assets
Investments, at fair value (cost $170,250,129)	$218,028,625
Cash	5,382,341
Receivable for investments sold	3,553,421
Dividends receivable	217,947
Interest receivable	659,261
Prepaid expenses	43,782

Total assets	227,885,377

Liabilities
Payable to Adviser	234,650
Short-term borrowings	39,873,053
Payable to Trustees	2,752
Accrued expenses and other liabilities	108,536

Total liabilities	40,218,991

Net assets applicable to common stockholders	$187,666,386

Net Assets Applicable to Common Stockholders Consisting of Capital stock, $0.001 par value; 6,054,188 shares issued and outstanding (unlimited shares authorized)	$6,054
Additional paid-in capital	139,270,349
Overdistribution of net investment loss	(974,378)
Accumulated realized gain	1,585,865
Net unrealized gain on investments	47,778,496

Net assets applicable to common stockholders	$187,666,386

Net Asset Value per common share outstanding (net assets applicable to common shares divided by common shares outstanding)	$31.00

See Accompanying Notes to the Financial Statements.

The Cushing® Renaissance Fund

Statement of Operations (Unaudited)

Period From December 1, 2013 through May 31, 2014

Investment Income
Distributions received from master limited partnerships	$1,841,821
Less: return of capital on distributions	(1,601,582)

Distribution income from master limited partnerships	240,239
Dividends from common stock, net of taxes withheld of $12,538	1,271,123
Interest income	1,417,866

Total Investment Income	2,929,228

Expenses
Advisory fees	1,320,343
Administrator fees	89,022
Professional fees	55,276
Trustees’ fees	29,851
Reports to stockholders	23,044
Registration fees	12,320
Transfer agent fees	8,560
Custodian fees and expenses	6,546
Other expenses	2,706

Total Expenses before Interest and Dividend Expense	1,547,668

Interest expense	135,084

Total Expenses	1,682,752

Net Investment Income	1,246,476

Realized and Unrealized Gain on Investments
Net realized gain on investments	444,024
Net realized gain on written options	193,711

Net realized gain on investments	637,735
Net change in unrealized appreciation of investments	24,506,379

Net Realized and Unrealized Gain on Investments	25,144,114

Increase in Net Assets Applicable to Common Stockholders Resulting from Operations	$26,390,590

See Accompanying Notes to the Financial Statements.

The Cushing® Renaissance Fund

Statements of Changes in Net Assets

	Period From December 1, 2013 through May 31, 2014	Fiscal Year Ended November 30, 2013
	(Unaudited)
Operations
Net investment income	$1,246,476	$2,139,882
Net realized gain on investments	637,735	5,682,447
Net change in unrealized appreciation of investments	24,506,379	23,527,808

Net increase in net assets applicable to common stockholders resulting from operations	26,390,590	31,350,137

Dividends and Distributions to Common Stockholders
Net investment income	—	(2,133,267)
Net realized gain	—	(6,826,932)
Return of capital	(4,964,435)	—

Total dividends and distributions to common stockholders	(4,964,435)	(8,960,199)

Total increase in net assets applicable to common stockholders	21,426,155	22,389,938
Net Assets
Beginning of fiscal period	166,240,231	143,850,293

End of fiscal period	$187,666,386	$166,240,231

Overdistribution of net investment loss at the end of the fiscal period	$(5,594,875)	$(2,220,854)

See Accompanying Notes to the Financial Statements.

The Cushing® Renaissance Fund

Statement of Cash Flows (Unaudited)

May 31, 2014

Period From December 1, 2013 through May 31, 2014
OPERATING ACTIVITIES
Increase in Net Assets Applicable to Common Stockholders Resulting from Operations	$26,390,590
Adjustments to reconcile increase in the net assets applicable to common stockholders to net cash used by operating activities
Net change in unrealized appreciation of investments	(24,506,379)
Purchases of investments	(25,286,889)
Proceeds from sales of investments	21,050,761
Proceeds from option transactions, net	193,711
Return of capital on distributions	1,601,582
Net realized gains on sales of investments	(636,803)
Net sales of short-term investments	103,536
Net accretion/amortization of senior notes’ premiums/discounts	8,944
Changes in operating assets and liabilities
Receivable for investments sold	(3,553,421)
Interest receivable	(66,120)
Distributions and dividends receivable	20,235
Prepaid and other expenses	(43,241)
Payable to Adviser, net of waiver	18,912
Accrued expenses and other liabilities	(162,633)

Net cash used by operating activities	(4,867,215)

FINANCING ACTIVITIES
Proceeds from borrowing facility	21,000,000
Repayment of borrowing facility	(5,786,009)
Dividends paid to common stockholders	(4,964,435)

Net cash provided by financing activities	10,249,556

Increase in Cash and Cash Equivalents	5,382,341
Cash and Cash Equivalents:
Beginning of fiscal year	—

End of fiscal year	$5,382,341

Supplemental Disclosure of Cash Flow and Non-Cash Information
Interest Paid	$133,700

See Accompanying Notes to the Financial Statements.

The Cushing® Renaissance Fund

Financial Highlights

	Period From December 1, 2013 through May 31, 2014		Fiscal Year Ended November 30, 2013	Period From September 25, 2012(1) through November 30, 2012
	(Unaudited)
Per Common Share Data(2)
Net Asset Value, beginning of period	$27.46		$23.76	$—
Public offering price	—		—	25.00
Underwriting discounts and offering costs on issuance of common shares	—		—	(1.17)
Income from Investment Operations:
Net investment income	0.56		0.72	0.01
Net realized and unrealized gain (loss)loss on investments	3.80		4.46	(0.08)

Total increase (decrease) from investment operations	4.36		5.18	(0.07)

Less Distributions to Common Stockholders:
Net investment income	—		(0.35)	—
Net realized gain	—		(1.13)	—
Return of capital	(0.82)		—	—

Total distributions to common stockholders	(0.82)		(1.48)	—

Net Asset Value, end of period	$31.00		$27.46	$23.76

Per common share fair value, end of period	$28.08		$24.30	$23.41

Total Investment Return Based on Fair Value(4)	19.33	%(3)	10.47%	(6.36	)%(3)

Supplemental Data and Ratios
Net assets applicable to common stockholders, end of period (000’s)	$187,666		$166,240	$143,850
Ratio of expenses to average net assets after waiver(5)(6)	1.94%		1.75%	2.06%
Ratio of net investment income to average net assets before waiver(5)	1.44%		1.13%	(0.05)%
Ratio of net investment income to average net assets after waiver(5)	1.44%		1.37%	0.21%
Portfolio turnover rate	10.35	%(7)	87.61%	9.23	%(7)

(1)	Commencement of operations.

(2)	Information presented relates to a share of common stock outstanding for the entire period.

(3)

Not annualized. Total investment return is calculated assuming a purchase of common stock at the initial public offering price and a sale at the closing price on the last day of the period reported. The calculation also assumes reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions.

(4)

Not annualized. The calculation also assumes reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions.

(5)	Annualized for periods less than one full year.

(6)

The ratio of expenses to average net assets before waiver was 1.94%, 1.99% and 2.32% for the period ended May 31, 2014, fiscal year ended November 30, 2013, and the fiscal period from September 25, 2012 through November 30, 2012, respectively.

(7)	Not annualized.

See Accompanying Notes to the Financial Statements.

The Cushing® Renaissance Fund

Notes to Financial Statements (Unaudited)

May 31, 2014

1.    Organization

The Cushing® Renaissance Fund (the “Fund”) was formed as a Delaware statutory trust on November 16, 2010, and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Fund is managed by Cushing® Asset Management, LP (“Adviser”). The Fund’s investment objective is to seek a high total return with an emphasis on current income. The Fund commenced operations on September 25, 2012. The Fund’s shares are listed on the New York Stock Exchange under the symbol “SZC.”

2.    Significant Accounting Policies

A.  Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, recognition of distribution income and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

B.  Investment Valuation

The Fund uses the following valuation methods to determine fair value as either fair value for investments for which market quotations are available, or if not available, the fair value, as determined in good faith pursuant to such policies and procedures as may be approved by the Fund’s Board of Trustees (“Board of Trustees”) from time to time. The valuation of the portfolio securities of the Fund currently includes the following processes:

(i)  The fair value of each security listed or traded on any recognized securities exchange or automated quotation system will be the last reported sale price at the relevant valuation date on the composite tape or on the principal exchange on which such security is traded. If no sale is reported on that date, the Adviser utilizes, when available, pricing quotations from principal market makers. Such quotations may be obtained from third-party pricing services or directly from investment brokers and dealers in the secondary market. Generally, the Fund’s loan and bond positions are not traded on exchanges and consequently are valued based on market prices received from third-party services or broker-dealer sources.

(ii)  Listed options on debt securities are valued at the average of the bid price and the ask price. Unlisted options on debt or equity securities are valued based upon their composite bid prices if held long, or their composite ask prices if held short. Futures are valued at the last sale price on the commodities exchange on which they trade.

(iii)  The Fund’s non-marketable investments will generally be valued in such manner as the Adviser determines in good faith to reflect their fair values under procedures established by, and under the general supervision and responsibility of, the Board of Trustees. The pricing of all assets that are fair valued in this manner will be subsequently reported to and ratified by the Board of Trustees.

The Fund may engage in short sale transactions. For financial statement purposes, an amount equal to the settlement amount, if any, is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the fair value of the short positions. Subsequent fluctuations in market prices of securities sold short may require purchasing the securities at prices which may differ from the fair value reflected on the Statement of Assets and Liabilities.

When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized under the termination of a short sale. The Fund is also subject to the risk that it may be unable to reacquire a security to terminate a short position except at a price substantially in excess of the last quoted price. The Fund is liable for any dividends paid on securities sold short and such amounts would be reflected as dividend expense in the Statement of Operations. The Fund’s obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealer. The Fund also will be required to segregate similar collateral to the extent, if any, necessary so that the value of both collateral amounts in the aggregate is at all times equal to at least 100% of the current fair value of the securities sold short. The Fund did not hold any securities sold short at May 31, 2014.

C.  Security Transactions, Investment Income and Expenses

Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are reported on a specific identified cost basis. Interest income is recognized on the accrual basis, including amortization of premiums and accretion of discounts. Distributions are recorded on the ex-dividend date. Distributions received from the Fund’s investments in master limited partnerships (“MLPs”) generally are comprised of ordinary income, capital gains and return of capital. The Fund records investment income on the ex-date of the distributions. For financial statement purposes, the Fund uses return of capital and income estimates to allocate the dividend income received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from the MLPs after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year end of the Fund.

The Fund estimates the allocation of investment income and return of capital for the distributions received from MLPs within the Statement of Operations. For the period ended May 31, 2014, the Fund has estimated approximately 100% of the distributions from MLPs to be from return of capital.

Expenses are recorded on the accrual basis.

D.  Distributions to Stockholders

Distributions to common stockholders will be recorded on the ex-dividend date. The character of distributions to common stockholders made during the period may differ from their ultimate characterization for federal income tax purposes. For the period ended May 31, 2014, the Fund’s distributions were expected to be comprised of 100%, or $4,964,435, return of capital. For Federal income tax purposes, distributions of short-term capital gains are treated as ordinary income distributions. In addition, on an annual basis, the Fund may distribute additional capital gains in the last calendar quarter, if necessary, to meet minimum distribution requirements and thus avoid being subject to excise taxes. The tax character of distributions paid for the period ended May 31, 2014 will be determined in early 2015.

E.  Federal Income Taxation

The Fund intends to qualify each year for special tax treatment afforded to, a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (“IRC”). In order to qualify as a RIC, the Fund must, among other things, satisfy income, asset diversification and distribution requirements. As long as it so qualifies, the Fund will not be subject to U.S. federal income tax to the extent that it distributes annually its investment company taxable income (which includes ordinary income and the excess of net short-term capital gain over net long-term capital loss) and its “net capital gain” (i.e., the excess of net long-term capital gain over net short-term capital loss). The Fund intends to distribute at least annually substantially all of such income and gain. If the Fund retains any investment company taxable income or net capital gain, it will be subject to U.S. federal income tax on the retained amount at regular corporate tax rates. In addition, if the Fund fails to qualify as a RIC for any taxable year, it will be subject to U.S. federal income tax on all of its income and gains at regular corporate tax rates.

The Fund recognizes in the financial statements the impact of a tax position, if that position is more-likely-than-not to be sustained on examination by the taxing authorities, based on the technical merits of the position. Tax benefits resulting from such a position are measured as the amount that has a greater than fifty percent likelihood on a cumulative basis to be sustained on examination.

F.  Cash and Cash Equivalents

The Fund considers all highly liquid investments purchased with initial maturity equal to or less than three months to be cash equivalents.

G.  Cash Flow Information

The Fund makes distributions from investments, which include the amount received as cash distributions from MLPs, common stock dividends and interest payments. These activities are reported in the Statement of Changes in Net Assets, and additional information on cash receipts and payments is presented in the Statement of Cash Flows.

H.  Indemnifications

Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts that provide general indemnification to other parties. The Fund’s maximum exposure under such indemnification arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred, and may not occur.

I.  Derivative Financial Instruments

The Fund provides disclosure regarding derivatives and hedging activity to allow investors to understand how and why the Fund uses derivatives, how derivatives are accounted for, and how derivative instruments affect the Fund’s results of operations and financial position.

The Fund occasionally purchases and sells (“writes”) put and call equity options as a source of potential protection against a broad market decline. A purchaser of a put option has the right, but not the obligation, to sell the underlying instrument at an agreed upon price (“strike price”) to the option seller. A purchaser of a call option has the right, but not the obligation, to purchase the underlying instrument at the strike price from the option seller. Options are settled for cash.

Purchased Options — Premiums paid by the Fund for purchased options are included in the Statement of Assets and Liabilities as an investment. The option is adjusted daily to reflect the fair value of the option and any change in fair value is recorded as unrealized appreciation or depreciation of investments. If the option is allowed to expire, the Fund will lose the entire premium paid and record a realized loss for the premium amount. Premiums paid for purchased options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain/loss or cost basis of the security.

Written Options — Premiums received by the Fund for written options are included in the Statement of Assets and Liabilities. The amount of the liability is adjusted daily to reflect the fair value of the written option and any change in fair value is recorded as unrealized appreciation or depreciation of investments. Premiums received from written options that expire are treated as realized gains. The Fund records a realized gain or loss on written options based on whether the cost of the closing transaction exceeds the premium received. If a call option is exercised by the option buyer, the premium received by the Fund is added to the proceeds from the sale of the underlying security to the option buyer and compared to the cost of the closing transaction to determine whether there has been a realized gain or loss. If a put option is exercised by an option buyer, the premium received by the option seller reduces the cost basis of the purchased security.

Written uncovered call options subject the Fund to unlimited risk of loss. Written covered call options limit the upside potential of a security above the strike price. Put options written subject the Fund to risk of loss if the value of the security declines below the exercise price minus the put premium.

The Fund is not subject to credit risk on written options as the counterparty has already performed its obligation by paying the premium at the inception of the contract.

The Fund has adopted the disclosure provisions of Financial Accounting Standards Board (“FASB”) Accounting Standard Codification 815, Derivatives and Hedging (“ASC 815”). ASC 815 requires enhanced disclosures about the Fund’s use of and accounting for derivative instruments and the effect of derivative instruments on the Fund’s results of operations and financial position. Tabular disclosure regarding derivative fair value and gain/loss by contract type (e.g., interest rate contracts, foreign exchange contracts, credit contracts, etc.) is required and derivatives accounted for as hedging instruments under ASC 815 must be disclosed separately from those that do not qualify for hedge accounting. Even though the Fund may use derivatives in an attempt to achieve an economic hedge, the Fund’s derivatives are not accounted for as hedging instruments under ASC 815 because investment companies account for their derivatives at fair value and record any changes in fair value in current period earnings.

There were no transactions in purchased options during the period ended May 31, 2014.

Transactions in written options contracts for the period ended May 31, 2014, are as follows:

	Contracts	Premiums
Outstanding at November 30, 2013	—	$—
Options written	4,090	193,711
Options expired	(4,090)	(193,711)

Outstanding at May 31, 2014	—	$—

The average monthly fair value of written options during the period ended May 31, 2014 was $20,888.

The effect of derivative instruments on the Statement of Operations for the period ended May 31, 2014:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments under ASC 815	Purchased Options		Written Options		Total
Equity Contracts	$—	*	$193,711	*	$193,711

*	Included in Net realized gain on investments on the Statement of Operations.

Amount of Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments under ASC 815	Purchased Options	Written Options	Total
Equity Contracts	$—	$—	$—

3.    Concentrations of Risk

The Fund’s investment objective is to seek a high total return with an emphasis on current income. The Fund will seek to achieve its investment objective by investing, under normal market conditions, at least 80% of its Managed Assets (as defined below) in (i) companies across the energy supply chain spectrum, including upstream, midstream and downstream energy companies, as well as oil and gas services companies (collectively, “Energy Companies”), (ii) energy-intensive chemical, metal and industrial and manufacturing companies and engineering and construction companies that the Adviser expects to benefit from growing energy production and lower feedstock costs relative to global costs (collectively, “Industrial Companies”) and, (iii) transportation and logistics companies providing solutions to the U.S. manufacturing industry (collectively, “Logistics Companies” and, together with Energy Companies, and Industrial Companies, “Renaissance Companies”); up to 25% of its Managed Assets in securities of energy MLPs; up to 25% of its Managed Assets in unregistered or otherwise restricted securities, including securities issued by private companies; and up to 30% of its Managed Assets in debt securities, preferred stock and convertible securities, provided that such securities are (a) rated, at the time of investment, at least (i) B3 by Moody’s Investors Service, Inc. (“Moody’s”), (ii) B- by Standard & Poor’s (“S&P”) or Fitch Ratings (“Fitch”), or (iii) of a comparable rating by another Nationally Recognized Statistical Rating Organization (“NRSRO”) or (b) with respect to up to 10% of its Managed Assets, lower rated or unrated at the time of investment. These investments may include securities such as partnership interests, limited liability company interests or units, trust units, common stock, preferred stock, convertible securities, warrants and depositary receipts and debt securities. The Fund will not invest directly in commodities.

“Managed Assets” means the total assets of the Fund, minus all accrued expenses incurred in the normal course of operations other than liabilities or obligations attributable to investment leverage, including, without limitation, investment leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities), (ii) the issuance of shares of preferred stock or other similar preference securities and/or (iii) the reinvestment of collateral received for securities loaned in accordance with the Fund’s investment objective and policies.

4.    Agreements and Related Party Transactions

The Fund has entered into an Investment Management Agreement with the Adviser (the “Agreement”). Under the terms of the Agreement, the Fund has agreed to pay the Adviser a fee payable at the end of each calendar month, at an annual rate equal to 1.25% of the average weekly value of the Fund’s managed assets during such month. The Adviser earned $1,320,343 in advisory fees for the period from December 1, 2013 through May 31, 2014.

The Fund has engaged U.S. Bancorp Fund Services, LLC to serve as the Fund’s administrator. The Fund pays the administrator a monthly fee computed at an annual rate of 0.09% of the first $100,000,000 of the Fund’s average daily net assets, 0.07% on the next $200,000,000 of average daily net assets and 0.04% on the balance of the Fund’s average daily net assets, with a minimum annual fee of $70,000.

U.S. Bancorp Fund Services, LLC serves as the Fund’s transfer agent, dividend paying agent, and agent for the automatic dividend reinvestment plan.

U.S. Bank, N.A. serves as the Fund’s custodian. The Fund pays the custodian a monthly fee computed at an annual rate of 0.004% of the Fund’s average daily market value, with a minimum annual fee of $4,800.

5.    Income Taxes

It is the Fund’s intention to continue to qualify as a RIC under Subchapter M of the IRC and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differences in the timing of recognition of gains or losses on investments. Permanent book and tax basis differences resulted in the reclassifications of $2,271,484 from accumulated net investment income, $2,271,896 to accumulated net realized gain and $(412) to additional paid-in capital.

The following information is provided on a tax basis as of November 30, 2013:

Cost of investments	$167,417,622

Gross unrealized appreciation	$26,526,514
Gross unrealized depreciation	(3,387,047)

Net unrealized appreciation	23,139,467
Undistributed ordinary income	193,069
Undistributed long-term gains	189,713
Other accumulated losses	(1,522,856)

Total accumulated earnings	$21,999,393

During the fiscal year ended November 30, 2013, the Fund utilized $146,020 of capital loss carryforwards from the prior fiscal year. As of November 30, 2013, the Fund had no capital loss carryforwards.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on U.S. tax returns and state tax returns filed since inception of the Fund. No income tax returns are currently under examination. The period from inception through November 30, 2013 remains subject to examination by the tax authorities in the United States. Due to the nature of the Fund’s investments, the Fund may be required to file income tax returns in several states. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

6.    Fair Value Measurements

Various inputs that are used in determining the fair value of the Fund’s investments are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

These inputs are summarized in the three broad levels listed below.

		Fair Value Measurements at Reporting Date Using
Description	Fair Value at May 31, 2014	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Assets
Equity Securities
Common Stock(a)	$115,002,827	$115,002,827	$—	$—
Master Limited Partnerships and Related Companies(a)	59,836,294	59,836,294	—	—

Total Equity Securities	174,839,121	174,839,121	—	—

Notes
Senior Notes(a)	43,131,415	—	43,131,415	—

Total Notes	43,131,415	—	43,131,415	—

Other
Short-Term Investment Companies	58,089	58,089	—	—

Total Other	58,089	58,089	—	—

Total	$218,028,625	$174,897,210	$43,131,415	$—

(a)	All other industry classifications are identified in the Schedule of Investments. The Fund did not hold Level 3 investments at any time during the period ended May 31, 2014.

Transfers into and out of each level are measured at fair value at the end of the fiscal year. There were no transfers between any levels during the period ended May 31, 2014.

7.    Investment Transactions

For the period ended May 31, 2014, the Fund purchased (at cost) and sold securities (proceeds) in the amount of $25,286,889 and $21,050,761 (excluding short-term securities), respectively. The Fund sold written options (proceeds) in the amount of $193,711. The fund purchased (at cost) and sold short-term securities (proceeds) in the amount of $20,111,433 and $20,214,969, respectively.

8.    Common Stock

The Fund has unlimited shares of capital stock authorized and 6,054,188 shares outstanding at May 31, 2014. Transactions in common stock for the period ended May 31, 2014 were as follows:

Shares at November 30, 2012	6,054,188

Shares at November 30, 2013	6,054,188

Shares at May 31, 2014	6,054,188

9.    Borrowing Facilities

The Fund maintains a margin account arrangement with Bank of America — Merril Lynch. The interest rate charged on margin borrowing is tied to the cost of funds for Bank of America — Merril Lynch (which approximates LIBOR plus 0.65%). Proceeds from the margin account arrangement are used to execute the Fund’s investment objective.

The average principal balance and interest rate for during which the credit facilities were utilized during the period ended May 31, 2014 was approximately $32,198,000 and 0.81%, respectively. At May 31, 2014, the principal balance outstanding was $39,873,053 and accrued interest expense was $843.

10.    Subsequent Events

On June 20, 2014, the Fund paid a distribution in the amount of $0.41 per common share, for a total of $2,482,217. Of this total, the dividend reinvestment amounted to $30,773.

The Cushing® Renaissance Fund

Additional Information (Unaudited)

May 31, 2014

Investment Policies and Parameters

Previously, the Fund had stated an intention to generally invest in 20-40 issuers. The Board of Trustees has approved eliminating that policy. While the Fund initially expects to invest in a greater number of issuers, the Fund may in the future invest in fewer issuers. The Fund is a non-diversified, closed-end management investment company under the 1940 Act. Accordingly, the Fund may invest a greater portion of its assets in a more limited number of issuers than a diversified fund. An investment in the Fund may present greater risk to an investor than an investment in a diversified portfolio because changes in the financial condition or market assessment of a single issuer may cause greater fluctuations in the value of the Fund’s shares.

Effective as of November 21, 2013, the Board of Trustees approved a revision of the Fund’s principal investment policies to clarify that, in addition to investments in companies across the entire supply chain spectrum, energy-intensive industrial and manufacturing companies and master limited partnerships, the Fund may invest in transportation and logistics companies providing solutions to the U.S. manufacturing industry.

The Commodity Futures Trading Commission (“CFTC”) amended Rule 4.5, which permits investment advisers to registered investment companies to claim an exclusion from the definition of commodity pool operator with respect to a fund provided certain requirements are met. In order to permit the Adviser to continue to claim this exclusion with respect to the Fund under the amended rule, the Fund limits its transactions in futures, options of futures and swaps (excluding transactions entered into for “bona fide hedging purposes,” as defined under CFTC regulations) such that either: (i) the aggregate initial margin and premiums required to establish its futures, options on futures and swaps do not exceed 5% of the liquidation value of the Fund’s portfolio, after taking into account unrealized profits and losses on such positions; or (ii) the aggregate net notional value of its futures, options on futures and swaps does not exceed 100% of the liquidation value of the Fund’s portfolio, after taking into account unrealized profits and losses on such positions. The Fund and the Adviser do not believe that complying with the amended rule will limit the Fund’s ability to use futures, options and swaps to the extent that it has used them in the past.

Trustee and Executive Officer Compensation

The Fund does not currently compensate any of its trustees who are interested persons or any of its officers. For the period ended
May 31, 2014, the aggregate compensation paid by the Fund to the independent trustees was $36,099. The Fund did not pay any special compensation to any of its trustees or officers. The Fund continuously monitors standard industry practices and this policy is subject to change.

Cautionary Note Regarding Forward-Looking Statements

This report contains “forward-looking statements” as defined under the U.S. federal securities laws. Generally, the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “will” and similar expressions identify forward-looking statements, which generally are not historical in nature. Forward-looking statements are subject to certain risks and uncertainties that could cause actual results to materially differ from the Fund’s historical experience and its present expectations or projections indicated in any forward-looking statements. These risks include, but are not limited to, changes in economic and political conditions; regulatory and legal changes; energy industry risk; leverage risk; valuation risk; interest rate risk; tax risk; and other risks discussed in the Fund’s filings with the SEC. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. The Fund undertakes no obligation to update or revise any forward-looking statements made herein. There is no assurance that the Fund’s investment objective will be attained.

Form N-Q

The Fund will file its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC on Form N-Q. The Fund’s Form N-Q and statement of additional information are available without charge by visiting the SEC’s website at www.sec.gov. In addition, you may review and copy the Fund’s Form N-Q at the SEC’s Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.

Portfolio Turnover

The portfolio turnover rate for the fiscal period ended May 31, 2014 was 10.35%. Portfolio turnover may vary greatly from period to period. The Fund does not consider portfolio turnover rate a limiting factor in the Adviser’s execution of investment decisions, and the Fund may utilize investment and trading strategies that may involve high portfolio turnover. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund.

Certifications

The Fund’s Chief Executive Officer has submitted to the New York Stock Exchange the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Fund Manual.

The Fund has filed with the SEC the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Tax Information

The Fund designates 50% of its ordinary income distribution for the year ended November 30, 2013 as qualified dividend income and 45% of the dividends paid from net ordinary income qualify for the dividends received deduction available to corporate stockholders.

Dividend Reinvestment Plan

How the Plan Works

Unless the registered owner of common shares elects to receive cash by contacting the Plan Agent, all dividends declared for your common shares of the Fund will be automatically reinvested by U.S. Bancorp Fund Services, LLC (the “Plan Agent”), agent for stockholders in administering the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional common shares of the Fund. The Plan Agent will open an account for each common stockholder under the Plan in the same name in which such common stockholder’s common shares are registered. Whenever the Fund declares a dividend or other distribution (for purposes of this section, together, a “dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Agent for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“newly-issued common shares”) or (ii) by purchase of outstanding common shares on the open market (“open-market purchases”) on the New York Stock Exchange or elsewhere.

If, on the payment date for any dividend, the market price per common share plus per share fees (which include any brokerage commissions the Plan Agent is required to pay) is greater than the net asset value per common share, the Plan Agent will invest the dividend amount in newly-issued common shares, including fractions, on behalf of the participants. The number of newly-issued common shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the net asset value per common share on the payment date; provided that, if the net asset value per common share is less than 95% of the market price per common share on the payment date, the dollar amount of the dividend will be divided by 95% of the market price per common share on the payment date. If, on the payment date for any dividend, the net asset value per common share is greater than the market value per common share plus per share fees, the Plan Agent will invest the dividend amount in common shares acquired on behalf of the participants in open-market purchases.

Participation in the Plan

If a registered owner of common shares elects not to participate in the Plan, you will receive all dividends in cash paid by check mailed directly to you (or, if the shares are held in street or other nominee name, then to such nominee) by the Plan Agent, as dividend disbursing agent. You may elect not to participate in the Plan and to receive all dividends in cash by sending written or telephonic instructions to the Plan Agent, as dividend paying agent. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by contacting the Plan Agent before the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may reinvest that cash in additional common shares of the Fund for you.

Plan Fees

There will be no per share fees with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with open-market purchases. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

Tax Implications

The automatic reinvestment of dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. Accordingly, any taxable dividend received by a participant that is reinvested in additional common shares will be subject to federal (and possibly state and local) income tax even though such participant will not receive a corresponding amount of cash with which to pay such taxes.

Contact Information

For more information about the plan you may contact the Plan Agent in writing at PO Box 708, Milwaukee, WI 53201-0701, by calling the Plan Agent at 1-800-662-7232.

Privacy Policy

In order to conduct its business, the Fund collects and maintains certain nonpublic personal information about its stockholders of record with respect to their transactions in shares of the Fund’s securities. This information includes the stockholder’s address, tax identification or Social Security number, share balances, and dividend elections. We do not collect or maintain personal information about stockholders whose share balances of our securities are held in “street name” by a financial institution such as a bank or broker.

We do not disclose any nonpublic personal information about you, the Fund’s other stockholders or the Fund’s former stockholders to third parties unless necessary to process a transaction, service an account, or as otherwise permitted by law.

To protect your personal information internally, we restrict access to nonpublic personal information about the Fund’s stockholders to those employees who need to know that information to provide services to our stockholders. We also maintain certain other safeguards to protect your nonpublic personal information.

Other Information For Stockholders

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund from time to time may purchase its common shares of beneficial interest in the open market.

This report is sent to stockholders of The Cushing® Renaissance Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

The Fund does not make available copies of its Statement of Additional Information because the Fund’s shares are not continuously offered, which means that the Statement of Additional Information has not been updated after completion of the Fund’s initial public offering and the information contained in such Statement of Additional Information may have become outdated.

The Fund makes available performance and certain other on its website at www.cushingcef.com. Investors and others are advised to periodically check the website for updated performance information and the release of other material information about the Fund. This reference to Fund’s website is intended to allow investors public access to information regarding the Fund and does not, and is not intended to, incorporate the Fund’s website in this report.

The Cushing® Renaissance Fund

Board Approval of Investment Management Agreement (Unaudited)

May 31, 2014

On May 21, 2014, the Board of Trustees of the Fund (members of which are referred to collectively as the “Trustees”) met in person to discuss, among other things, the approval of the Investment Management Agreement (the “Agreement”) between the Fund and Cushing® Asset Management, LP (the “Adviser”).

Activities and Composition of the Board

The Board of Trustees is comprised of four Trustees, three of whom are not “interested persons,” as such term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), of the Fund (the “Independent Trustees”). The Board of Trustees is responsible for the oversight of the operations of the Fund and performs the various duties imposed by the 1940 Act on the trustees of investment companies. The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. Prior to its consideration of the Agreement, the Board of Trustees received and reviewed information provided by the Adviser, including, among other things, comparative information about the fees and expenses and performance of certain other closed-end funds. The Board of Trustees also received and reviewed information responsive to requests from independent counsel to assist it in its consideration of the Agreement. Before the Board of Trustees voted on the approval of the Agreement, the Independent Trustees met with independent legal counsel during executive session and discussed the Agreement and related information.

Consideration of Nature, Extent and Quality of the Services

The Board of Trustees received and considered information regarding the nature, extent and quality of services provided to the Fund under the Agreement. The Board of Trustees reviewed certain background materials supplied by the Adviser in its presentation, including the Adviser’s Form ADV.

The Board of Trustees reviewed and considered the Adviser’s investment advisory personnel, its history as an asset manager and its performance and the amount of assets currently under management by the Adviser. The Board of Trustees also reviewed the research and decision-making processes utilized by the Adviser, including the methods adopted to seek to achieve compliance with the investment objectives, polices and restrictions of the Fund.

The Board of Trustees considered the background and experience of the Adviser’s management in connection with the Fund, including reviewing the qualifications, backgrounds and responsibilities of the management team primarily responsible for the day-to-day portfolio management of the Fund and the extent of the resources devoted to research and analysis of the Fund’s actual and potential investments.

The Board of Trustees also reviewed, among other things, the Adviser’s insider trading policies and procedures and its Code of Ethics. The Board of Trustees, including all of the Independent Trustees, concluded that the nature, extent and quality of services to be rendered by the Adviser under the Agreement were adequate.

Consideration of Advisory Fees and the Cost of the Services

The Board of Trustees reviewed and considered the contractual annual advisory fee to be paid by the Fund to the Adviser in light of the extent, nature and quality of the advisory services to be provided by the Adviser to the Fund.

The Board of Trustees considered the information they received comparing the Fund’s contractual annual advisory fee and overall expenses with (a) a peer group of competitor closed-end funds designated by the Adviser that manage publicly traded portfolios investing primarily in MLPs, noting that there is no accurate peer group for the Fund given its unique investment program; and (b) other products managed by the Adviser. Given the small universe of managers and funds fitting within the criteria for the peer group, the Adviser did not believe that it would be beneficial to engage the services of an independent third-party to prepare the peer group analysis, and the Independent Trustees concurred with this approach.

Based on such information, the Board of Trustees further determined that the leveraged management fee for the Fund was below the median in the peer group.

Consideration of Investment Performance

The Board of Trustees regularly reviews the performance of the Fund throughout the year. The Board of Trustees reviewed performance information comparing the performance of the Fund, net of fees, against its peer group. The Board of Trustees noted that the Fund had outperformed its benchmark during the analysis period.

Other Considerations

The Board of Trustees received and considered a historical, current and projected profitability analysis prepared by the Adviser based on the fees payable under the Agreement. The Board of Trustees considered the profits realized and anticipated to be realized by the Adviser in connection with the operation of the Fund and concluded that the profit, if any, anticipated to be realized by the Adviser in connection with the operation of the Fund is not unreasonable to the Fund.

The Board of Trustees considered whether economies of scale in the provision of services to the Fund had been or would be passed along to the shareholders under the Agreement. The Board of Trustees reviewed and considered any other incidental benefits derived or to be derived by the Adviser from its relationship with the Fund, including soft dollar arrangements or other so called “fall-out benefits.” The Board of Trustees concluded there were no material economics of scale or other incidental benefits accruing to the Adviser in connection with its relationship with the Fund.

Conclusion

In approving the Agreement and the fees charged under the Agreement, the Board of Trustees concluded that no single factor reviewed by the Board of Trustees was identified by the Board of Trustees to be determinative as the principal factor in whether to approve the Agreement. The summary set out above describes the most important factors, but not all of the matters, considered by the Board of Trustees in coming to its decision regarding the Agreement. On the basis of such information as the Board of Trustees considered necessary to the exercise of its reasonable business judgment and its evaluation of all of the factors described above, and after much discussion, the Board of Trustees concluded that each factor they considered, in the context of all of the other factors they considered, favored approval of the Agreement. It was noted that it was the judgment of the Board of Trustees that approval of the Agreement was consistent with the best interests of the Fund and its shareholders, and a majority of the Trustees and, voting separately, a majority of the Independent Trustees, approved the Agreement.

The Cushing® Renaissance Fund

TRUSTEES

Brian R. Bruce

Ronald P. Trout

Edward N. McMillan

Jerry V. Swank

EXECUTIVE OFFICERS

Jerry V. Swank

Chief Executive Officer

Daniel L. Spears

President

John H. Alban

Chief Financial Officer and Treasurer

Barry Y. Greenberg

Chief Compliance Officer and Secretary

Judd B. Cryer

Vice President

INVESTMENT ADVISER

Cushing® Asset Management, LP

8117 Preston Road, Suite 440

Dallas, TX 75225

ADMINISTRATOR

U.S. Bancorp Fund Services, LLC

615 East Michigan Street, 3rd Floor

Milwaukee, WI 53202

CUSTODIAN

U.S. Bank, N.A.

1555 N. River Center Drive, Suite 302

Milwaukee, WI 53212

TRANSFER AGENT

U.S. Bancorp Fund Services, LLC

615 East Michigan Street, 3rd Floor

Milwaukee, WI 53202

LEGAL COUNSEL

Skadden, Arps, Slate, Meagher & Flom LLP

Four Times Square

New York, NY 10036

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP

2323 Victory Avenue, Suite 2000

Dallas, TX 75219

NOT FDIC INSURED   |   NOT BANK GUARANTEED   |   MAY LOSE VALUE

THE CUSHING® RENAISSANCE FUND

Investment Adviser Cushing® Asset Management, LP 8117 Preston Road Suite 440 Dallas, TX 75225 (214) 692-6334 (888) 777-2346 www.cushingcef.com www.swankcapital.com

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1 12/01/2013-12/31/2013	0	0	0	0
Month #2 01/01/2014-01/31/2014	0	0	0	0
Month #3 02/01/2014-02/28/2014	0	0	0	0
Month #4 03/01/2014-03/31/2014	0	0	0	0
Month #5 04/01/2014-04/30/2014	0	0	0	0
Month #6 05/01/2014-05/31/2014	0	0	0	0
Total	0	0	0	0

*	Footnote the date each plan or program was announced, the dollar amount (or share or unit amount) approved, the expiration date (if any) of each plan or program, each plan or program that expired during the covered period, each plan or program registrant plans to terminate or let expire.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Treasurer/Chief Financial Officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

2

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Cushing Renaissance Fund

By (Signature and Title)	/s/ Daniel Spears
Daniel L. Spears, President

Date	August 8, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Daniel Spears
Daniel L. Spears, President

Date	August 8, 2014

By (Signature and Title)	/s/ John Alban
John H. Alban, Treasurer & Chief Financial Officer

Date	August 8, 2014

4